Deal Summary Report										CSFB05-8G5BBG

				Assumptions							Collateral
Settlement	31-Aug-05	Prepay		100 PPC					Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Sep-05	Default		0 CDR					$48,387,097.00	6.59	358	2	4.4
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
5PT1	45,000,000.00	6	09/05 - 06/35	3.98		0	0	Interp			225	0	1-Aug-05	FIX
5B1	3,387,097.00	6	09/05 - 06/35	10.02		0	0	Interp			16.94	0	1-Aug-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 3.665 3.943 3.989 4.061 4.236 4.455 4.130 4.315 4.395 4.497 4.659 4.937

CSFB05-8G5BBG - Dec - 5PT1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	90	86	82	73	65
25-Aug-07	80	71	63	49	35
25-Aug-08	70	59	48	31	18
25-Aug-09	61	48	37	19	8
25-Aug-10	54	39	28	11	2
25-Aug-11	47	32	21	6	0
25-Aug-12	41	26	16	3	0
25-Aug-13	36	21	12	2	0
25-Aug-14	32	18	9	1	0
25-Aug-15	28	15	7	1	0
25-Aug-16	24	12	6	*	0
25-Aug-17	21	10	4	*	0
25-Aug-18	19	8	3	*	0
25-Aug-19	16	7	3	*	0
25-Aug-20	14	6	2	*	0
25-Aug-21	12	5	2	*	0
25-Aug-22	10	4	1	*	0
25-Aug-23	9	3	1	*	0
25-Aug-24	8	2	1	*	0
25-Aug-25	6	2	*	*	0
25-Aug-26	5	1	*	*	0
25-Aug-27	4	1	*	*	0
25-Aug-28	4	1	*	*	0
25-Aug-29	3	1	*	*	0
25-Aug-30	2	*	*	*	0
25-Aug-31	2	*	*	*	0
25-Aug-32	1	*	*	*	0
25-Aug-33	1	*	*	*	0
25-Aug-34	*	*	*	*	0
25-Aug-35	0	0	0	0	0

WAL	7.54	5.32	3.98	2.5	1.79
Principal Window	Sep05-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Apr11

Prepay	50 PPC	75 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G5BBG - Dec - 5B1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	99	99	99	99	99
25-Aug-07	98	98	98	98	98
25-Aug-08	96	96	96	96	96
25-Aug-09	95	95	95	95	95
25-Aug-10	94	94	94	94	94
25-Aug-11	89	88	86	83	69
25-Aug-12	84	81	77	71	41
25-Aug-13	77	72	66	56	24
25-Aug-14	70	62	54	41	14
25-Aug-15	61	51	43	28	8
25-Aug-16	54	42	33	19	5
25-Aug-17	47	35	26	13	3
25-Aug-18	41	29	20	9	2
25-Aug-19	36	24	15	6	1
25-Aug-20	31	19	12	4	1
25-Aug-21	27	16	9	3	*
25-Aug-22	23	13	7	2	*
25-Aug-23	20	10	5	1	*
25-Aug-24	17	8	4	1	*
25-Aug-25	14	7	3	1	*
25-Aug-26	12	5	2	*	*
25-Aug-27	10	4	2	*	*
25-Aug-28	8	3	1	*	*
25-Aug-29	6	2	1	*	*
25-Aug-30	5	2	1	*	*
25-Aug-31	3	1	*	*	*
25-Aug-32	2	1	*	*	*
25-Aug-33	1	*	*	*	*
25-Aug-34	1	*	*	*	*
25-Aug-35	0	0	0	0	0

WAL	12.7	11.09	10.02	8.7	7.03
Principal Window	Sep05-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Jun35

Prepay	50 PPC	75 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G5BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	91	87	83	75	67
25-Aug-07	81	73	66	52	40
25-Aug-08	72	61	52	36	24
25-Aug-09	64	51	41	25	14
25-Aug-10	57	43	32	17	8
25-Aug-11	50	36	25	12	5
25-Aug-12	44	30	20	8	3
25-Aug-13	39	25	16	6	2
25-Aug-14	34	21	12	4	1
25-Aug-15	30	17	10	3	1
25-Aug-16	27	14	7	2	*
25-Aug-17	23	12	6	1	*
25-Aug-18	20	10	4	1	*
25-Aug-19	18	8	3	1	*
25-Aug-20	15	7	3	*	*
25-Aug-21	13	5	2	*	*
25-Aug-22	11	4	2	*	*
25-Aug-23	10	3	1	*	*
25-Aug-24	8	3	1	*	*
25-Aug-25	7	2	1	*	*
25-Aug-26	6	2	*	*	*
25-Aug-27	5	1	*	*	*
25-Aug-28	4	1	*	*	*
25-Aug-29	3	1	*	*	*
25-Aug-30	2	1	*	*	*
25-Aug-31	2	*	*	*	*
25-Aug-32	1	*	*	*	*
25-Aug-33	1	*	*	*	*
25-Aug-34	*	*	*	*	*
25-Aug-35	0	0	0	0	0

WAL	7.9	5.72	4.4	2.94	2.16
Principal Window	Sep05-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Jun35

Prepay	50 PPC	75 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.